UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2008

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MODERN CITY ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

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Washington	000-50468	98-0206033
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8551 Sunrise Boulevard, Suite 210, Ft. Lauderdale, Florida, 33322
(Address of principal executive offices)

(305) 970-4898
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2008  Jim Vandeberg  resigned as a Director and legal counsel.

On January 21, 2008  Mike Lorenz resigned as a Director.

Effective January 22, 2008 the Company appointed Guy B. Bailey, Jr. as  legal counsel for the Company. Mr. Bailey is a partner with the law firm Bailey and Dawes, L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ WILLIAM ERFURTH
William Erfurth President and Director

Date:  January 30, 2008